UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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BioCancell Therapeutics Inc.

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BIOCANCELL THERAPEUTICS INC.
NOTICE OF SPECIAL GENERAL MEETING OF STOCKHOLDERS
TO BE HELD ON                 , 2012

To the Stockholders of BioCancell Therapeutics Inc.:

NOTICE IS HEREBY GIVEN that the Special General Meeting of Stockholders of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), will be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel, on                  , 2012, at      a.m., Jerusalem time (the “Special General Meeting”), for the following purposes:

1.	Approval of a private placement of shares of common stock of the company to Clal Biotechnology Industries Ltd.

The close of business on                , 2012 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special General Meeting. The transfer books of the Company will not be closed for transfer of registered shares of the Company.

All stockholders are cordially invited to attend the Special General Meeting. Please note that you will be asked to present valid picture identification, such as a driver’s license or passport, in order to attend the Special General Meeting. The use of cameras, recording devices and other electronic devices will be prohibited at the Special General Meeting.

Whether or not you expect to attend, you are requested to sign, date and promptly return the enclosed proxy. Voting through a written proxy must take place pursuant to the proxy published by the Company which can be found on the website of the Company at http://www.biocancell.com, the Securities and Exchange Commission at http://www.sec.gov, the Israeli Securities Authority at www.magna.isa.gov.il and of the Tel Aviv Securities Exchange Ltd at http://maya.tase.co.il. The proxy shall only be valid if the following documents have been attached to it and provided that such documents have been delivered to the Company Secretary at the Company’s address no later than 72 hours prior to the date of the vote: (a) if the stockholder is a stockholder registered in the Company’s books - a photocopy of an identity card, passport or document of incorporation has been attached thereto; (b) if the stockholder has any shares credited with a member of the Tel Aviv Stock Exchange, appointed in accordance with the regulations of the Tel Aviv Stock Exchange (“Stock Exchange Member”) and the said share(s) are included among the shares registered in the stockholders’ registry in the name of the Nominees Company (“Unregistered Stockholder”), a proof of ownership and power of attorney, as specified below.

A stockholder who has shares credited via a Stock Exchange Member as of the record date and said shares are included among the registered shares in the name of Mizrahi Tefahot Nominees Company Ltd. (the “Nominees Company”) shall obtain from the Stock Exchange Member with whom his/her shares are credited a proof of ownership as of the record date (as per the Israeli Companies Regulations (Proof of Share Ownership for the Purpose of Voting in a General Meeting) - 2000), and shall require such member to take steps, through the Tel Aviv Stock Exchange Clearing House, to obtain powers of attorney from the Nominees Company in his/her name or in the name of an agent on his/her behalf for the Special General Meeting.

In the power of attorney, the Nominees Company shall authorize the stockholder, or an agent on his/her behalf, to vote at the Special General Meeting at his/her discretion with respect to a number of shares to be specified expressly in the power of attorney. The power of attorney shall specify that the agent shall be entitled to deliver to the Company a power of attorney on his/her behalf authorizing another person to vote on his behalf.

 All stockholders who are interested in participating at the Special General Meeting (whether in person or in writing) must provide the appropriate documentation, as described above, to our corporate secretary at least 72 hours prior to the date of the Meeting.

Stockholders wishing to express their position on an agenda item for this Special General Meeting may do so by submitting a written statement (“position notification”) to the Company’s offices, Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary. The last date for the submission of position notifications pursuant to Section 88 of the Companies Law is         , 2012 and the last date for the submission of the Board of Directors' response to position notifications is         , 2012.

A stockholder may directly request from the Company to receive, at no cost, the text of the Proxy Statement and any position notifications received.

An Unregistered Stockholder is entitled to receive, at no cost, via electronic mail, a link to the text of the proxy and any position notifications, at the distribution website, from the Stock Exchange Member with whom his/her shares are registered, unless the stockholder notified the member that he/she is not interested in receiving such a link or is interested in receiving the proxy the mail in return for payment. Such notification by an Unregistered Stockholder concerning Proxy Statements will be applicable for any position notifications.

One or more stockholders holding five percent or more of the total voting rights in the Company, and a stockholder holding such an amount of the voting rights not held by controlling parties in the Company, as defined in Section 268 of the Israel Companies Law, 1999 (the "Companies Law"), is entitled to view the proxy cards that have arrived at the Company offices during regular business hours in person or through designated representative. The amount of shares totaling five percent of the total voting rights in the Company, not held by controlling parties is:               shares, par value $0.01 each.

Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by filing written notice of such revocation with the Secretary of the Company, by submission of a duly executed proxy bearing a later date or by voting in person at the Special General Meeting of Stockholders. Attendance at the Special General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

By Order of the Board of Directors,

Avraham Hampel, Secretary

Jerusalem, Israel

                  , 2012

BIOCANCELL THERAPEUTICS INC.

Beck Science Center
8 Hartom St, Har Hotzvim
Jerusalem 97775 Israel
972-2-548-6555

PROXY STATEMENT

SPECIAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON                  , 2012

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of BioCancell Therapeutics Inc., a Delaware Corporation (the “Company”), of proxies in the enclosed form for the Special General Meeting of Stockholders to be held at the offices of the Company, Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775 Israel, on                   , 2012, at        a.m., Jerusalem time (the “Special General Meeting”), and for any adjournment or adjournments thereof, for the purposes set forth in the preceding Notice of Special General Meeting of Stockholders.  The persons named in the enclosed form of proxy will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted as abstaining. Any stockholder giving a proxy has the power to revoke the same at any time prior to the voting thereof by timely filing written notice of such revocation with the Secretary of the Company, by timely submission of a duly executed proxy bearing a later date or by voting in person at the Special General Meeting.  To attend the Special General Meeting and vote in person, please contact Avraham Hampel at avraham.hampel@biocancell.com.  Attendance at the Special General Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

The expense of the solicitation of proxies for the meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others, to forward copies of such materials to those persons for whom they hold stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax and personal interview.

The principal corporate office of the Company is located at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company’s stockholders is on or about          , 2012.

This Proxy Statement, together with our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012, and a form of proxy card, as well as the materials relating to all future meetings of stockholders of the Company, is available at http://www.biocancell.com or by calling 972-2-548-6555 or by e-mailing Avraham Hampel at avraham.hampel@biocancell.com.  Stockholders may also obtain a copy of these materials by writing to BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attention: Avraham Hampel, Secretary.

VOTING SECURITIES

Only holders of record of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company as of the close of business on                       are entitled to notice of and to vote at the Special General Meeting (the “Record Date”). As of the date of this proxy, there are issued and outstanding                         shares of Common Stock. Each outstanding share of Common Stock is entitled to one (1) vote upon all matters to be acted upon at the Special General Meeting. The holders of a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or by proxy at the Special General Meeting to constitute a quorum for the transaction of business at the Special General Meeting. Proxy ballots are received and tabulated by the Secretary of the Company.

The approval of the proposal will require: the majority of the votes represented at the stockholders’ meeting including (i) at least a majority of all of the votes of the stockholders who do not have a personal interest (as defined below) in the approval of the proposed transaction and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 2% of all of the voting rights in the Company.

Under the Companies Law, each stockholder that attends the Special General Meeting in person shall, prior to exercising such stockholder’s voting rights at the Special General Meeting, advise the Company whether or not that stockholder has a personal interest (as defined below) in the proposal. Each stockholder that delivers a signed proxy to the Company must indicate on the proxy whether or not that stockholder has a personal interest in the approval of the proposal. Stockholders who do not indicate whether or not they have a personal interest in the approval of the proposal will not be eligible to vote their shares of stock as to such proposal.

Under the Companies Law, a personal interest means a personal interest of a person in an act or transaction of a company, including: (i)  a personal interest of that person’s relative (i.e. spouse, brother or sister, parent, grandparent, child as well as child, brother, sister or parent of such person's spouse or the spouse of any of the above); or (ii) a personal interest of another entity in which that person or his or her relative (as defined above) holds 5% or more of such entity’s issued shares or voting rights, has the right to appoint a director or the chief executive officer of such entity, or serves as director or chief executive officer of such entity, including the personal interest of a person voting pursuant to a proxy whether or not the proxy grantor has a personal interest. A personal interest resulting merely from holding the Company’s shares of stock will not be deemed a personal interest.

Abstentions and broker non-votes (as defined below) are not counted as votes cast on any matter to which they relate and will have no effect on the outcome of the vote with respect to any matter. A broker non-vote occurs when a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular proposal.

HOUSEHOLDING OF SPECIAL GENERAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s investor relations department at 972-2-548-6555 or at the Company’s principal corporate office at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel requesting such copies. If a stockholder is receiving multiple copies of the proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement.

PROPOSAL

APPROVAL OF A PRIVATE PLACEMENT OF SHARES OF COMMON STOCK OF THE COMPANY TO CLAL BIOTECHNOLOGY INDUSTRIES LTD.

On April 24, 2012, per the recommendations of the Audit and Executive Committees of the Board of Directors of the Company (the "Board of Directors"), the Board of Directors resolved to enter into a share purchase agreement with Clal Biotechnology Industries Ltd. ("CBI"), according to which, by July 30, 2012, the repayment date of the loans received by the Company from CBI, the Provident Fund of the Employees of the Hebrew University Ltd. (the "Provident Fund") and Tikcro Technologies Ltd. ("Tikcro") (the "2008 Loans") pursuant to the unsecured convertible promissory notes that were signed between the Company and each of CBI, the Provident Fund and Tikcro on July 30, 2008, CBI will convert its unsecured promissory note (with a balance of $992,200) into shares of common stock of the Company, at a conversion rate of NIS 1 per share. In addition, CBI will pay to Tikcro the balance of any unconverted portion (up to a maximum of $2,480,500) of Tikcro's promissory note, in lieu of the Company. In return for such payment by CBI, the Company will issue CBI shares of its common stock at a price per share of NIS 0.87 (the average closing price of the Company's shares of common stock on the Tel Aviv Stock Exchange during the 60 trading days prior to the aforementioned approval of the Board of Directors) (the "Private Placement"). The consummation of the Private Placement is subject, among other factors, to conversion in full by the Provident Fund of its unsecured promissory note (with a balance of $148,830) into shares of common stock of the Company. The Company expects to obtain an undertaking from the Provident Fund of its intention to convert its unsecured promissory note.

In connection with its approval of the Private Placement, the Board of Directors noted the following considerations:

•
The Company is an R&D company with no source of income. Currently, the Company has sufficient liquidity in order to continue its business and operation only for a period of three to four months, not taking into account repayment of the 2008 Loans in the event that they are not converted into shares of common stock of the Company. It should be noted that in the audit report of the Company's independent accountants attached to the Company's financial statements for the year ended December 31, 2011, the accountants referred to a doubt about the Company's ability to continue as a "going concern".

•	An inability of the Company to repay its 2008 Loans would cause the Company to become insolvent and cease its operations.

•
The price per share in the Private Placement does not include a discount below the average closing share price described above. By comparison, in a private placement that the Company consummated in January 2012, investor demands led to an allocation at a 31% discount below the average closing price of the Company's shares of common stock on the TASE during the 60 trading days prior to the date of execution of the investment documents.

•
The Company approached third parties in order to examine possible fundraising alternatives in order to fund the repayment of Tikcro's loan, but was unable to find reasonable alternatives. The Company likewise sees public fundraising as infeasible, due to the complexity of the process, the amount of time required, and the high degree of uncertainty involved in raising public capital in order to repay a loan.

As part of the Private Placement, CBI, Tikcro and the Provident Fund (collectively, the "2008 Investors") will be entitled to adjustments in the terms and quantity of securities received in their private investment in the Company, consummated in July 2008, pursuant to contractual anti-dilution undertakings of the Company, as follows: (i) 437,589 shares of common stock will be issued to the 2008 Investors, reflecting a retroactive reduction of the price per share from NIS 1 to NIS 0.87 (the price per share in the Private Placement); (ii) The conversion price per share of shares of common stock underlying the convertible promissory notes will be retroactively reduced from NIS 1 to NIS 0.87, and a requisite number of shares will be issued to 2008 Investors converting their promissory notes; (iii) The exercise price of 6,280,783 warrants held by the 2008 Investors will be reduced from NIS 1 to NIS 0.87.

In addition, a number of unaffiliated investors (collectively, the "2012 Investors") will be entitled to an adjustment in the quantity of securities they received in their private investment in the Company, consummated in January 2012, pursuant to contractual anti-dilution undertakings of the Company, whereby they will receive an aggregate of 440,057 shares of Common Stock of the Company, reflecting a retroactive reduction of the price per share from NIS 1 to NIS 0.87. Should additional investors participate in the Private Placement, CBI will also be entitled to such an adjustment, and will receive an aggregate of 1,225,198 additional shares.

As a result, CBI will receive 4,292,691 shares of common stock upon conversion of its promissory note (including shares pursuant to anti-dilution undertakings relating to the promissory note), up to 10,731,726 shares of common stock as part of the Private Placement, and between 714,649 and 1,939,846 shares of Common Stock pursuant to anti-dilution undertakings relating to issued shares of Common Stock (in addition to the reduction of the exercise price of its warrants). The Provident Fund will receive 643,904 shares of common stock upon conversion of its promissory note (including shares pursuant to anti-dilution undertakings relating to the promissory note), and 73,270 shares of common stock pursuant to anti-dilution undertakings relating to issued shares of Common Stock (in addition to the reduction of the exercise price of its warrants). Tikcro will retain the right to convert its promissory note into up to 9,244,823 shares of common stock, in accordance with the terms of its promissory note. If Tikcro converts part of its promissory note and the Private Placement is consummated in order for CBI to repay the remaining portion in lieu of the Company, Tikcro will benefit from the retroactive reduction of the promissory note conversion price with respect to the converted shares.

As part of the Private Placement, CBI will be entitled to anti-dilution rights, whereby it will benefit retroactively from any price per share lower than that of the Private Placement at which the Company shall issue securities during 2012, and will be entitled to receive the requisite number of shares of the Company's common stock, except for investments totaling less than $1 million in which CBI is the sole investor. In addition, CBI will waive its contractual anti-dilution rights as a 2008 Investor, as of January 1, 2013. CBI will be entitled to transfer part or all of its entitlements and obligations per the Private Placement agreement to third parties.

CBI holds more than 25% of the Company's voting rights; therefore, it is considered to be a "controlling stockholder" under the provisions of the Israeli Companies Law, 1999 (the "Companies Law"). Therefore, the Private Placement must be approved by the Company's stockholders following the approval of the Company's Audit Committee and its board of directors, which have already been obtained.

At the Meeting, the stockholders will be asked to approve the issuance and sale of shares of common stock of the Company, pursuant to a share purchase agreement between the Company and CBI. Pursuant to such issuance CBI may hold more than 45% of the voting rights of the Company. Such approval would waive the requirement under Section 328 of the Companies Law, which states that an acquisition pursuant to which the purchaser shall hold more than 45% of the voting rights of a company (if no other stockholder holds more than 45% of the voting rights of the Company) be done by a way of a special tender offer under the Companies Law (pursuant to which CBI would have been required to commence a tender offer to purchase at least 5% of the voting rights in the Company).

At the Special General Meeting, it is proposed that the following resolution be adopted:

“RESOLVED, that the Private Placement of shares of common stock of the Company to CBI, its controlling stockholder, pursuant to which CBI may hold more than 45% of the voting rights of the Company, is hereby approved.”

The affirmative vote of the majority of the votes represented at the stockholders’ meeting in person or by proxy is necessary for the approval of the foregoing resolution; including (i) at least a majority of all of the votes of the stockholders who do not have a personal interest in the approval of the proposed transaction and who participate in the voting (with abstentions not being included in the total votes of the foregoing stockholders); or (ii) the total of opposing votes from among the stockholders referenced in subsection (i) does not exceed 2% of all of the voting rights in the Company.

OUR BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” THE PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the date of this proxy, information regarding the beneficial ownership of our common stock by (i) each person who is known to us to be the owner of more than five percent of our common stock, (ii) each of our directors, (iii) each of the named executive officers and (iv) all directors and executive officers as a group. For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of the date of this Proxy Statement. Unless otherwise indicated, the address of each of the persons listed in this table is as follows: Beck Science Center, 8 Hartom St, Jerusalem 97775 Israel. Information in this Section is based on information provided to us by the individuals and entities listed below and on beneficial ownership reports filed with the SEC.

Name and Address of Beneficial Owner	Total Number of Shares of Common Stock Beneficially Owned (1)	Percentage Ownership of Common Stock (1)
Five percent or more beneficial owners:
Clal Biotechnology Industries, Ltd. 45th Floor, 3 Azrieli Center, Tel Aviv 67023 Israel (2)	18,065,266	40.32%
Tikcro Technologies, Ltd. 126 Yigal Allon St, Tel Aviv 67443 Israel (3)	15,497,674	29.28%
Directors and named executive officers:
Uri Danon (4)	521,375	1.31%
Jonathan Burgin (5)	55,000	*
Ruben Krupik	-	-
Abraham Hochberg (6)	2,328,754	5.88%
Aviv Boim (5)	20,000	*
Ofer Goldberg	-	-
Aharon Schwartz	-	-
Hanoch Rappaport (7)	37,796	*
David Schlachet (5)	22,500	*
Orly Yarkoni (5)	22,500	*
All directors and officers as a group (10 persons) (8)	3,007,925	7.49%
* Less than 1%.

(1)
Assumes the full exercise of all options and warrants held by the holder that are exercisable within 60 days of the date of this proxy statement. Percent of class based on 39,391,291 shares of our common stock outstanding as of the date of this proxy statement.

(2)
Includes 12,444,237 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement, and 202,337 shares of our underlying warrants held by Clal Finance Ltd. for its own account. Clal Finance Ltd. is an indirect subsidiary of IDB Development, Ltd., of which CBI is an indirect subsidiary. The amount of shares does not include 65,282 shares of our common stock held for members of the public by Epsilon Mutual Funds (1991) Ltd., an indirect subsidiary of IDB Development, Ltd., of which CBI is an indirect subsidiary, nor 434,100 shares of our common stock and 372,559 shares of our common stock underlying warrants held for members of the public by Clal Finance Ltd., as CBI has disclaimed beneficial ownership of these shares in a Schedule 13D filed with the SEC on March 7, 2012. The amount of shares underlying the convertible debenture may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(3)
Includes 13,546,729 shares of our common stock underlying convertible debentures and warrants which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible debenture may vary following the date of this report upon the consummation of certain M&A events as set forth in the convertible debenture, or as a result of certain anti-dilution adjustments provided for under the convertible debenture.

(4)	Includes 450,000 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.

(5)	Consists of shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.
(6)	Includes 187,500 shares of our common stock underlying options that are exercisable within 60 days of the date of this proxy statement.
(7)	Consists of 17,796 shares of our common stock and 20,000 shares of our common stock underlying options owned by Mr. Rappaport that are exercisable within 60 days of the date of this proxy statement.
(8)
Includes 777,500 shares of our common stock underlying convertible promissory notes, warrants and options which are convertible or exercisable within 60 days of the date of this proxy statement. The amount of shares underlying the convertible promissory notes may vary following the date of this proxy statement upon the consummation of certain M&A events as set forth in the convertible promissory notes, or as a result of certain anti-dilution adjustments provided for under the convertible promissory notes.

Voting Agreements

On July 30, 2008, in connection with the closing of the private placement of our securities pursuant to Subscription and Registration Rights Agreements with CBI, Tikcro and the Provident Fund of the Employees of the Hebrew University of Jerusalem Ltd., CBI, Tikcro, Professor Abraham Hochberg, and Mr. Avi Barak, entered into an irrevocable voting agreement (the "First Voting Agreement").

Pursuant to the First Voting Agreement, the parties agreed, subject to applicable law, to vote or cause to be voted all shares of our common stock or other voting securities directly or indirectly owned by it or him at any general meeting of our stockholders at which members of our Board of Directors are to be elected in favor of the election of one nominee recommended by each of CBI, Tikcro and Professor Hochberg. The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party.

The right to nominate a director under the First Voting Agreement was in effect as long as a party held at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants).

The Israel Securities Authority regarded the parties to the First Voting Agreement as mutual holders of a “control block” pursuant to the Companies Law because these parties collectively held 25% or more of the voting rights of our stockholders (and no other stockholder held more than 50% of the voting rights). As a result, a transaction between us and any of the parties to the Irrevocable Voting Agreement was regarded as an interested transaction under the Companies Law. For more information on the treatment of interested transactions under the Israeli Companies Law, see “Corporate Governance — Business Combinations; Interested Transactions” below.

On November 22, 2009, CBI, Professor Abraham Hochberg and Mr. Avi Barak notified the Company that they had signed a voting agreement (the “Second Voting Agreement”), according to which each party (Professor Hochberg and Mr. Barak are together considered one party) was required to vote at general meetings for the election of two directors designated by the other party (i.e., two directors designated by CBI and two directors designated by Professor Abraham Hochberg and Mr. Avi Barak acting together).  According to the terms of the Second Voting Agreement, the parties’ undertakings under the Second Voting Agreement and the First Voting Agreement applied solely with respect to the appointment of two representatives by each of CBI and Professor Abraham Hochberg and Mr. Avi Barak acting together, and except for the parties' obligations under the First Voting Agreement, there was no additional obligation or undertaking by each party with respect to its vote regarding the appointment of the remaining members of the Board of Directors, and each party could vote on such nomination according to each party’s sole discretion and subject to applicable law.

 The parties further agreed not to vote to terminate the membership of any such nominee on our Board of Directors without the prior written consent of the applicable nominating party. In the event that the service of a nominee as director terminates, the parties undertook to act to convene a general meeting, and to vote for the appointment of a candidate for the position of director nominated by the party that previously nominated the director whose service terminated.

The right to nominate directors under the Second Voting Agreement was in effect as long as a party held at least 7% of the outstanding shares of the Company (including convertible bonds, on an as-converted basis, but excluding warrants). The parties to the Second Voting Agreement also agreed to vote against any resolution increasing the number of directors on the Board beyond nine. The Company was not a party to either voting agreement. Pursuant to the terms of the Second Voting Agreement, such agreement was scheduled to be terminated on July 30, 2012.

On July 27, 2011, we were notified that both the First Voting Agreement and Second Voting Agreement had been canceled by the parties thereto.

DESCRIPTION OF SECURITIES

The following description of the Company's Common Stock is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, copies of which were filed with the SEC.

The Company's current authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Our Amended and Restated Certificate of Incorporation does not currently authorize the issuance of preferred stock.

Common Stock

As of the date of this proxy statement, there are         shares of common stock outstanding. There are          record stockholders of our common stock. Our common stock is listed on the TASE, and trades under the symbol “BICL”.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Our stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a majority of the voting shares are able to elect all of the directors. The remaining directors may fill a vacancy on our Board of Directors, if the vacancy occurred by reason of death, resignation or the creation of a new directorship. Our external directors, for the purpose of the requirements under the Israeli Companies Law, 1999, we are subject to, must be elected through satisfaction of one of the following two conditions: either (i) the majority of the votes at the stockholder meeting includes at least the majority of all of the votes by stockholders who are not controlling stockholders or their representatives, not counting abstentions, or (ii) the total number of opposing votes by the non-controlling stockholders does not exceed 2% of all the voting rights.

Dividends may be declared by our Board of Directors at any regular or special meeting and may be paid in cash or property or in shares of capital stock. The directors may set apart a reserve available for dividends for any proper purpose. We have not distributed a dividend since the time of our incorporation and we have not established a policy of dividend distribution.

FINANCIAL AND OTHER INFORMATION

The following financial and other information of the Company are incorporated by reference herein:

1)	The Company's financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 30, 2012.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None.

GENERAL

The Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the meeting.

The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. Proxies may be solicited by mail, personal interview, telephone and telegraph.

BioCancell Website

In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on our website located at www.biocancell.com, including information about our management team, products and services and our corporate governance practices.

The corporate governance information on our website includes the Company’s Corporate Governance Guidelines, the Code of Conduct and the charters of each of the committees of the Board of Directors. These documents can be accessed at www.biocancell.com.  Printed versions of our Corporate Governance Guidelines, our Code of Conduct and the charters for our Board committees can be obtained, free of charge, by writing to the Company at: Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, Attn: Corporate Secretary.

This information about BioCancell’s website and its content, together with other references to the website made in this Proxy Statement, is for information only and the content of the Company’s website is not deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the Securities and Exchange Commission.

The Company will provide without charge to each person being solicited by this Proxy a copy of our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2012, including the financial statements and the schedules thereto. All such requests should be directed to Avraham Hampel, Secretary, BioCancell Therapeutics Inc., Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT THE NEXT ANNUAL MEETING

Stockholder Proposals.  Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2012 Annual Stockholder Meeting must be received by the Company’s Secretary at the Company’s principal executive offices at Beck Science Center, 8 Hartom St, Har Hotzvim, Jerusalem 97775 Israel, no later than                 , 2012, and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act.  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

By Order of the Board of Directors

Avraham Hampel, Secretary

Dated: , 2012

FORM OF PROXY

BIOCANCELL THERAPEUTICS INC.

     Beck Science Center
8 Hartom St, Har Hotzvim
Jerusalem 97775 Israel

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Uri Danon and/or Jonathan Burgin, each separately, as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of BioCancell Therapeutics Inc. held of record by the undersigned on               , 2012, at the Special General Meeting of Stockholders to be held on           , 2012 or at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

Company Details

Company Name: BioCancell Therapeutics, Inc.

Company Address: Beck Science Center, 3rd Floor, 8 Hartom St, Jerusalem 97775, Israel.

Company Number (Company Registrar): 560025744 - Company registered under the laws of the State of Delaware.

Time and Date of Meeting:                   , 2012 at                  , Israel time

Type of Meeting: Special General Meeting

Date of Record:               , 2012

Stockholder Details:

Stockholder Name:

Israeli ID Number:

If stockholder does not hold an Israeli ID card:

Passport Number:

Issuing Country:

Valid Until:

If stockholder is a Company:

Company Number:

Country of Registration:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY.  PLEASE MARK YOUR VOTE IN BLACK INK AS SHOWN HERE: ☒

Vote
Agenda Item	For	Against	Abstain	Are You An Interested Party
Approval of a private placement of shares of Common Stock of the Company to Clal Biotechnology Industries Ltd.				Yes	No

Validity of Proxy Card:

The proxy card of a stockholder not registered in the Company Stockholders Registry is valid provided together with proof of ownership and a power of attorney. The proxy card of a stockholder registered in the Company Stockholders Registry is valid if provided together with a facsimile of the stockholder’s ID card, passport or certificate of incorporation.

The proof of ownership, ID card, passport or certificate of incorporation (as applicable) must be presented to the Company’s Secretary according to the details provided herein up to 72 hours before the vote.

Details (where relevant):

Below are the details regarding my being an interested / controlling party for the purposes of the proposed resolution (as per Section 275 of the Companies Law):

______________                   ____________
Date                                           Signature

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.  WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.  IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.  THE VOTE OF A STOCKHOLDER WHO DOES NOT COMPLETE ALL APPLICABLE SECTIONS OF THIS PROXY CARD, WILL NOT BE INCLUDED IN THE FINAL TALLY OF VOTES.